UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2011

Date of Report (Date of earliest event reported)

Medytox Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54346

(Commission File Number)

54-2156042

(IRS Employer Identification No.)

400 S. Australian Ave., Suite 800, West Palm Beach, Florida 33401

(Address of Principal Executive Offices and Zip Code)

(561) 855-1626

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]      Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

            (17 CFR 240.14a-12)

[__]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

On November 4, 2011, we filed a Form 8-K with the Securities and Exchange Commission (“SEC”) to include financial statements regarding our acquisitions of Trident Laboratories, Inc. (“Trident”) and Medical Billing Choices, Inc. (“MBC”). This Amendment to the Form 8-K is being filed solely to provide reviewed June 30, 2011 financial statements regarding each entity as well as June 30, 2011 pro forma statements which were inadvertently omitted from the Form 8-K filed with the SEC on November 4, 2011.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Trident Laboratories, Inc.

                    As previously reported on October 26, 2011, Medytox Institute of Laboratory Medicine, Corp. ("Medytox"), a wholly owned subsidiary of registrant, Casino Players, Inc. (the "Company"), entered into an agreement (the "Agreement") for the purchase of up to eighty-one percent (81%) of the issued and outstanding equity ownership interests of Trident Laboratories, Inc. ("Trident") from its shareholders ("Shareholders").  Trident is a Florida corporation maintaining its principal place of business at 6011 Rodman Street, Suite 107, Hollywood, Florida 33032.

                    As of the signing of the agreement, Trident assigned 49% of the stock to escrow for the benefit of Medytox and consented to perform testing on behalf of Medytox.  Upon payment of the $500,000 note Medytox will receive the 49% of the stock plus an additional 32% from the shareholders of Trident and Medytox will own 81% of the Trident.  Until the note is paid in full the former shareholders of Trident will be allowed to keep 100% of the profits of their existing and future non-Medytox testing after a fair allocation of operating costs

                    Medytox offers to purchase the remaining 19% from the shareholders of Trident, after 24 months of combined operations, for consideration equal to three (3) times the annual profits as determined from audited financial statements.  This offer expires after 36 months.

                    The Company filed audited financial statements for the years ended December 31, 2010 via Form 8-K on November 4, 2011.  Trident was organized in December 2009 and started operations in March 2010.  Only the 2010 statements were audited.  The balances at August 22, 2011 are as yet unaudited.

                    Medytox. accounted for the assets, liabilities and ownership interests in accordance with the provisions of ASC 805, Business Combinations for acquisitions occurring in years beginning after December 15, 2008 (formerly SFAS No. 141R, Business Combinations).  As such, the recorded assets and liabilities acquired have been recorded at fair value and any difference in the net asset values and the consideration given has been recorded as a gain on acquisition or as goodwill. The unaudited values as of the date of agreement are as follows:

August 22, 2011 (Unaudited)
Cash	$848
Accounts receivable	119,477
Other current assets	24,596
Fixed assets	131,714
Goodwill	500,000
-
Total assets purchased	$776,636

Account Payables	$44,861
Accrued liabilities	11,287
Related party loans	72,091
LT Liabilities	50,799
Equity	97,598

Note	500,000

Total liabilities assumed and consideration given	$776,636

                    Pro forma results of operations for the years ended December 31, 2010 and 2009 as though this acquisition had taken place at January 1, 2009 are as follows:

	Year ended December 31, 2009	Year ended December 31, 2010

Revenues	$11,082	$415,823

Net Income (loss)	$(54,500)	$(225,643)

Earnings per share	$(0.00)	$(0.01)

	Six Months Ended June 30, 2010	Six Months Ended June 30, 2011

Revenues	$12,093	$424,499

Net Income (loss)	$(167,420)	$(82,157)

Earnings per share	$(0.01)	$(0.00)

                    The unaudited balance sheet and pro forma results disclosed in the tables above are based on various assumptions and are not necessarily indicative of the results of the financial position or operations that would have occurred had the Company completed this acquisition on January 1, 2009 or 2010.  The acquired balance sheet above is subject to revision during the year end audit.

Acquisition of Medical Billing Choices, Inc.

                    As previously reported, on October 27, 2011, Medytox Solutions, Inc. (OTCBB: "MMMS"), f/k/a Casino Players, Inc. (the "Company",), entered into an agreement (the "Agreement") for the purchase of all issued and outstanding equity ownership interests of Medical Billing Choices, Inc. a/k/a TA ARC Medical Billing ("MBC") from its shareholders ("Shareholders").  MBC is a corporation maintaining its principal place of business at 814 Tyvola Road, Suite 116, Charlotte, North Carolina 28217.

As of the signing of the agreement, MBC assigned 49% of the stock to escrow for the benefit of the Company and assumed the duties of billing the medical services provided by any subsidiary of the Company.  Upon payment of the $750,000 note the Company will receive the 49% of the stock and the remaining 51% from the shareholders of MBC and the Company will own 100% of the MBC.  Until the note is paid in full the former shareholders of MBC will be allowed to keep 100% of the profits of their existing and future non- Company billings.

The Company filed audited financial statements for the years ended December 31, 2010 and December 31, 2009 via Form 8-K on November 4, 2011.  The balances at August 22, 2011 are as yet unaudited.

The Company accounted for the assets, liabilities and ownership interests in accordance with the provisions of ASC 805, Business Combinations for acquisitions occurring in years beginning after December 15, 2008 (formerly SFAS No. 141R, Business Combinations).  As such, the recorded assets and liabilities acquired have been recorded at fair value and any difference in the net asset values and the consideration given has been recorded as a gain on acquisition or as goodwill. The unaudited values as of the date of agreement are as follows:

August 22, 2011 (Unaudited)
Cash	$80,073
Accounts receivable	15,550
Fixed assets	51,897
Goodwill	812,688
-
Total assets purchased	$960,208

Accrued liabilities	$58,160
LT Liabilities	52,048
Cash paid	100,000
Installment note given	750,000
-
Total liabilities assumed and consideration given	$960,208

Pro forma results of operations for the years ended December 31, 2010 and 2009 as though this acquisition had taken place at January 1, 2009 are as follows:

	Year ended December 31, 2009	Year ended December 31, 2010

Revenues	$501,092	$422,810

Net Income (loss)	$(42,374)	$(358,350)

Earnings per share	$(0.00)	$(0.01)

Pro forma results of operations for the six months ended June 30, 2010 and 2011 as though this acquisition had taken place at January 1, 2009 are as follows:

	June 30, 2010	June 30, 2011

Revenues	$173,746	$158,856

Net Income (loss)	$(174,272)	$(20,125)

Earnings per share	$(0.01)	$(0.00)

The unaudited balance sheet and pro forma results disclosed in the tables above are based on various assumptions and are not necessarily indicative of the results of the financial position or operations that would have occurred had the Company completed this acquisition on January 1, 2009 or 2010. The acquired balance sheet above is subject to revision during the year end audit.

Pro-forma results of the acquisitions of Medical Billing Choices, Inc and Trident Laboratories, Inc by Medytox Solutions, Inc and Subsidiary

Pro forma results of operations for the years ended December 31, 2010 and 2009 as though both acquisitions had taken place at January 1, 2009 are as follows:

	Year ended December 31, 2009	Year ended December 31, 2010

Revenues	$501,092	$761,042

Net Income (loss)	$(42,374)	$(256,952)

Earnings per share	$(0.00)	$(0.01)

Shares outstanding	30,456,700	32,465,300

Pro forma results of operations for the six months ended June 30, 2011 and 2010 as though both acquisitions had taken place at January 1, 2009 are as follows:

	Six Months Ended June 30, 2010	Six Months Ended June 30, 2011

Revenues	$173,746	$578,589

Net Income (loss)	$(182,581)	$(52,252)

Earnings per share	$(0.01)	$(0.00)

Section 2 – Financial Information

Item 2.01 Completion of Acquisition of Disposition of Assets.

See above.

The Trident Laboratories, Inc. Acquisition

Shareholders involved in the transaction include Michele M. Steegstra, Christopher K. Hawley, Donnette W. Hawley, Skyler V. Lukas and Michael J. Falestra. There are no material relationships between the Company, Medytox or their respective affiliates and any of the parties to the Agreement, other than with respect to the Agreement.

The Medical Billing Choices, Inc. Transaction

The sole Shareholder of Medical Billing Choices, Inc. who entered into the agreement to sell his shares of common stock is Mike Nicholson.  There are no material relationships between the Company, or its affiliates and any of the parties to the Agreement, other than with respect to the Agreement.  The funds utilized to date in effectuating the purchase were derived from operating revenue of Company subsidiary, Medytox Institute of Laboratory Medicine, Inc. and a loan received from an unaffiliated entity known as Valley View Drive Associates, LLC, a New Jersey limited liability company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)     Exhibit 10.1 – Agreement between Trident Laboratories, Inc., et al. and Medytox Institute of Laboratory Medicine, Corp. dated August 22, 2011.

(b)     Exhibit 10.2 – Agreement between Medical Billing Choices, Inc., et al. and Casino Players, Inc. n/k/a Medytox Solutions, Inc. dated August 22, 2011.

(c)     Financial Statements of Trident Laboratories, Inc.

(d)     Financial Statements of Medical Billing Choices, Inc.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                MEDYTOX SOLUTIONS, INC.

DATED:  November 17, 2011.                         By:         /s/:  William G. Forhan

                                                                                William G. Forhan, CEO, CFO and Chairman,

                                                                                (Principal Executive Officer)

                                                                                (Principal Financial and Accounting Officer)

Trident Laboratories, Inc.

Financial Statements

December 31, 2010

            Report of Independent Registered Public Accounting Firm                          2

Balance Sheet as of December 31, 2010                                                        3

Statements of Operations and Changes in Stockholders’ Equity

For the year ended December 31, 2010                                                          4

Statements of Cash Flows for the year ended

December 31, 2010                                                                                         5

Notes to the Financial statements                                                                   6 – 11

Peter Messineo Certified Public Accountant 1982 Otter Way Palm Harbor FL 34685 peter@pm-cpa.com T 727.421.6268 F 727.674.0511

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Trident Laboratories, Inc.:

I have audited the accompanying balance sheet of Trident Laboratories, Inc. as of December 31, 2010 and the related statements of operations and changes in stockholders’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required at this time, to have, nor was I engaged to perform an audit of its internal control over financial reporting.  My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal controls over financial reporting.  Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trident Laboratories, Inc. as of December 31, 2010and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Peter Messineo, CPA

Peter Messineo, CPA

Clearwater, Florida

November 4, 2011

Trident Laboratories, Inc.
Balance Sheet
December 31, 2010

Assets
Current assets
Cash	$69
Accounts receivable	119,476
Other current assets	4,000
Total current assets	123,545

Property & equipment, net of accumulated
depreciation of $1,278	76,661

Total Assets	$200,206

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$24,878
Accrued expenses	10,230
Notes payable	19,544
Total current liabilities	54,652

Notes payable, net of current portion	44,156
Total liabilities	98,808

Stockholders' Equity
Common stock, no par value, 1,000 shares
authorized; 1,000 issued and outstanding	1,000
Subscriptions receivable	(1,000)
Retained earnings	101,398
Total stockholders' equity	101,398

Total Liabilities and Stockholders' Equity	$200,206

The accompanying notes are an integral part of these financial statements.

Trident Laboratories, Inc.
Statement of Operations
For the Year Ended December 31, 2010

Revenues	$338,232

Operating expenses:
Compensation	105,159
Consulting	29,070
Professional fees	1,000
General and administrative	100,327
Amortization and depreciation	1,278
Total operating expenses	236,834

Net income from operations before income taxes	101,398

Provision for income taxes	-

Net income	$101,398

The accompanying notes are an integral part of these financial statements.

Trident Laboratories, Inc.
Statement of Stockholders' Equity

					Stock-
	Common		Subscription	Retained	Holders'
	shares	Value	Receivable	Earnings	Equity

Balance at December 31, 2009	-	$-	$-	$-	$-

Initial capitalization	1,000	1,000	(1,000)		-

Net income				101,398	101,398

Balance at December 31, 2010	1,000	$1,000	$(1,000)	$101,398	$101,398

The accompanying notes are an integral part of these financial statements.

Trident Laboratories, Inc.
Statement of Cash Flows

For the Year Ended
December 31,
2010

Cash Flows from Operating Activities:
Net income	$101,398
Adjustment to reconcile net income to net
cash provided by operations:
Depreciation	1,278
Changes in assets and liabilities:
Accounts receivable	(119,477)
Other current assets	(4,000)
Accounts payable	24,878
Accrued expenses	10,231
Net Cash Provided by Operating Activities	14,308

Cash Flows from Investing Activities:
Purchase of property and equipment	(14,239)
Net Cash (Used) in Operating Activities	(14,239)

Net increase in Cash	69

Cash at beginning of period	-

Cash at end of period	$69

Supplemental cash flow information:
Interest paid	$-
Taxes paid	$-

Non-cash transactions:
Purchase of vehicle through direct financing	$63,700

The accompanying notes are an integral part of these financial statements.

TRIDENT LABORATORIES, INC
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010 and 2009

1.       Description of Business

Trident Laboratories, Inc., (“Trident” or the “Company”) was organized under the laws of Florida in December 2009, with an effective date of January 1, 2010.  The Company started operations in May 2010 as a medical testing laboratory.  The Company performs testing on a contract basis for medical and business entities through-out Florida.  The Company operates as an S-Corporation for corporate tax purposes.

2.       Accounting Policies  and Basis of Presentation

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Financial Instruments

The carrying amounts of cash, receivables and current liabilities approximated fair value due to the short-term maturity of the instruments.  Debt obligations, when present, are carried at cost, which approximate fair value due to the prevailing market rate for similar instruments.

Fair Value Measurement

All financial and nonfinancial assets and liabilities were recognized or disclosed at fair value in the financial statements.  This value was evaluated on a recurring basis (at least annually).  Generally accepted accounting principles in the United States define fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on a measurement date. The accounting principles also established a fair value hierarchy which required an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Three levels of inputs were used to measure fair value.

•         Level 1: Quotes market prices in active markets for identical assets or liabilities.

•         Level 2: Observable market based inputs or unobservable inputs that were corroborated by market data.

•         Level 3: Unobservable inputs that were not corroborated by market data.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business from sales activities in each of the Company’s market segments.  The Company considers accounts more than 90 days old to be past due. The Company uses the allowance method for recognizing bad debts. When an account is deemed uncollectible, it is written off against the allowance. The Company generally does not require collateral for its accounts receivable. The Company considers all accounts receivable to be collectable and consequently has provided no allowance for doubtful accounts.

A portion of the receivables are with governmental payers and subject to periodic review and adjustment.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by applying the straight-line method to the estimated useful lives of the related assets. Useful lives range from 3 to 7 years for office equipment medical equipment, furniture and fixtures. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. When property or equipment is retired or otherwise disposed of, the net book value of the asset is removed from the Company’s balance sheet and the net gain or loss is included in the determination of operating income. Property, plant and equipment acquired as part of a business acquisition is valued at fair value.

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets at least annually.  Impairment losses were recorded on long-lived assets used in operations when indicators of impairment were present and the undiscounted future cash flows estimated to be generated by those assets were less than the assets’ carrying amount.   If such assets were impaired, the impairment to be recognized was measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of were reported at the lower of the carrying value or fair value, less costs to sell.

Revenue Recognition

The Company performs medical testing of samples supplied by medical and corporate customers.  Services are billed when the results are presented.  The company uses an outside billing agency to process the invoices.  The services are billed at the estimated reimbursement rates published by the various payers.  A portion of the services are with billed governmental payers and subject to periodic review and retroactive adjustment.

Retroactive adjustment due to a Medicare or Medicaid review are considered to be a change in the estimate and recorded in the period that the adjustment is communicated to the Company.  Adjustments are normal and recurring, and generally communicated within reasonable time or within the billing period.  Adjustments are considered immaterial.

Advertising Costs

The costs of advertising are expensed as incurred. Advertising expenses are included in the Company’s operating expenses. Advertising costs for the year ended December 31, 2010 was $458.

Income Taxes

A.                  For the year ended December 31, 2010 the Company had elected to be taxes as an S-Corporation.  As such, the taxable income is passed-through to the owners and taxed on their return.  Therefore no provision or benefit for income taxes is provided in these statements.  The Company follows the guidance provided by FIN 48, Accounting for Uncertainty in Income Taxes, for reporting uncertain tax provisions.

Effect of Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on the financial statements.  Accounting pronouncements issued subsequent to the date of these financial statements were considered significant by management and evaluated for the potential effect on these financial statements.

Management does not believe any subsequent pronouncements will have a material effect on these financial statements as presented and does not anticipate the need for any future restatement of these financial statements because of the retro-active application of any accounting pronouncements issued subsequent to December 31, 2010 through the date these financial statements were issued.

3.       Notes Payable

The Company is party a vehicle loan.  At December 31, 2010 notes payable consisted of the following:

December 31,
2011
Commercial loan with a finance company, dated December 10, 2010, in the original amount of $63,700 and bearing interest at 8%. Principle and interest payments in the amount of $2,000 are payable for 36 months ending on December 10, 2013. This note is secured by a lien on a vehicle with a carrying value of $63,700 at December 31, 2010	63,700

63,700
Less current portion	(19,544)
$44,156

Principal maturities of notes payables for the next five years and thereafter are as follows:

Period ended December 31,
2012	$ 19,544
2013	21,167
2014	22,989
2015	-
2016	-
Thereafter	-
$ 63,700

4.       Related Party Transactions

The Company issued stock to organizing stockholders on a subscription receivable.  The subscription receivable is reported in the equity section as a contra-account to the common stock.  The subscription receivable for the stockholders at December 31, 2010 was $1,000.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

5.       Commitments and Contingencies

From time to time the Company may be a party to litigation matters involving claims against the Company.  Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.

A portion of the services are to billed governmental payers at published rates and subject to periodic review and retroactive adjustment.  Retroactive adjustment due to a Medicare or Medicaid review are considered to be a change in the estimate and recorded in the period that the adjustment is communicated to the Company.

The Company leases office space in Hollywood, Florida under an annually renewable lease ending each February 2011.  The Company was also leasing medical office equipment under a short-term lease.   Rent expense for the office for year ended December 31, 2010 was $31,896.  Leasing costs for the equipment for the year ended December 31, 2010 was $2,422.

The minimum future lease payments on the office and equipment are as follows:

Year ended December 31,

2011	$5,673
2012	$-
2013	$-
2014	$-
2015	$-

6.                   Subsequent Events

Subsequent to December 31, 2010, the stockholder elected to sell 81% of the stock to an unrelated corporation on an installment plan.  As of August 22, 2011 the stockholders have assigned 49% of the outstanding stock and hold those shares in escrow pending full payment of the installment note.  Upon payment of the note the 49% and the additional 32% of the stock will be transferred to the purchasers.

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the filing with the Securities and Exchange Commission (“SEC”) that would have a material impact on our financial statements.

Medical Billing Choices, Inc.

Financial Statements

December 31, 2010 and 2009

            Report of Independent Registered Public Accounting Firm              2

Balance Sheets as of December 31, 2010 and 2009                           3

Statements of Operations and Changes in Member’s Equity

For the years ended December 31, 2010 and 2009                            4

Statements of Cash Flows for the years ended

December 31, 2010 and 2009                                                             5

Notes to the Financial statements                                                       6 – 11

Peter Messineo Certified Public Accountant 1982 Otter Way Palm Harbor FL 34685 peter@pm-cpa.com T 727.421.6268 F 727.674.0511

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Medical Billing Choices, Inc.:

I have audited the accompanying balance sheets of Medical Billing Choices, Inc. as of December 31, 2010 and 2009 and the related statements of operations and changes in stockholders’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required at this time, to have, nor was I engaged to perform an audit of its internal control over financial reporting.  My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal controls over financial reporting.  Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Billing Choices, Inc. as of December 31, 2010 and 2009and the results of its operations for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Peter Messineo, CPA

Peter Messineo, CPA

Clearwater, Florida

November 3, 2011

Medical Billing Choice Inc.
Balance Sheets

	12/31/10	12/31/09

Assets
Current assets
Cash	$329	$734
Accounts receivable, net of allowance for doubtful accounts of $28,000 and $15,000, respectively.	42,954	51,596
Total current assets	43,283	52,330

Property and equipment, net of accumulated
depreciation of $80,334 and $62,275, respectively	63,861	81,921

Total Assets	$107,144	$134,251

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable and accrued expenses	$30,707	$12,521
Notes payable, current portion	15,427	13,985
Total current liabilities	46,134	26,506

Notes payable, net of current portion	46,583	62,009
Total liabilities	92,717	88,515

Stockholders' Equity
Common Stock, $0.01 par value, 1,000 shares
authorized; 1,000 and 1,000 shares
issued and outstanding, respectively	10	10
Additional paid-in capital	33,596	33,596
Retained earnings	(19,179)	12,130
Total stockholders' equity	14,427	45,736

Total Liabilities and Stockholders' Equity	$107,144	$134,251

The accompanying notes are an integral part of these financial statements.

Medical Billing Choice Inc.
Statements of Operations

	For the Years Ended
	December 31,
	2010	2009

Revenues	$345,219	$490,010

Operating expenses:
Compensation	133,117	184,288
Consulting	-	56,012
Professional fees	55,335	16,890
General and administrative	164,350	210,175
Amortization and depreciation	18,059	7,872
Total operating expenses	370,861	475,236

(Loss) income from operations before income taxes	(25,642)	14,774

Other (income) expense
Interest expense	5,667	2,644
Provision for income taxes	-	-

Net (loss) income	$(31,309)	$12,130

The accompanying notes are an integral part of these financial statements.

Medical Billing Choice Inc.
Statement of Stockholders' Equity

	Common		Additional Paid	Retained	Stockholders'
	shares	Value	In Capital	Earnings	Equity

Balance at December 31, 2008	100	$ 1	$ 99	$ (57,694)	$ (57,594)

Recapitalization of ARC, change of control to minority shareholder (related party), includes transfer of ownership of existing assets and conversion of debt to equity:
Sale of ARC, share cancellation	(100)	(1)	33,507	57,694	91,200
Issuance of shares	1,000	10	(10)	-	-

Net loss				12,130	12,130

Balance at December 31, 2009	1,000	10	33,596	12,130	45,736

Net loss				(31,309)	(31,309)

Balance at December 31, 2010	1,000	$ 10	$ 33,596	$ (19,179)	$ 14,427

The accompanying notes are an integral part of these financial statements.

Medical Billing Choice Inc.
Consolidated Statement of Cash Flows

	For the Year Ended
	December 31,
	2010	2009

Cash Flows from Operating Activities:
Net (loss) income	$(31,309)	$12,130
Adjustment to reconcile net income to net
cash provided by operations:
Depreciation	18,059	7,872
Changes in assets and liabilities:
Accounts receivable	8,642	(6,663)
Accounts payable and accrued expenses	18,187	9,107
Net Cash Provided by Operating Activities	13,579	22,446

Cash Flows from Investing Activities:
Purchase of assets		(2,065)
Net Cash (Used) in Operating Activities	-	(2,065)

Cash Flows from Financing Activities:
Repayments of notes payable	(13,984)	(5,606)
Net Cash (Used) in Operating Activities	(13,985)	(5,606)

Net increase/decrease in Cash	(406)	14,775

Cash at beginning of period	734	(14,041)

Cash at end of period	$329	$734

Supplemental cash flow information:
Interest paid	$5,667	$2,644
Taxes paid	$-	$-

Non-cash transactions:
Restructuring charges to equity, net of debt exchange	$-	$91,200

The accompanying notes are an integral part of these financial statements.

MEDICAL BILLING CHOICES, INC
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010 and 2009

1.  Description of Business

Medical Billing Choices, Inc. (“MBC” or the “Company”) was started in 1996 and organized as ARC Medical Billing Inc., (a North Carolina corporation) headquartered in Charlotte NC in 2002.  ARC Medical Billing Inc. was reorganized as Medical Billing Choices Inc., (a North Carolina corporation) dba ARC Medical Billing in May of 2009 and became a full service medical billing outsourcing firm. We specialize in complete accounts receivable outsourcing, from insurance billing to self-pay collections, for small to mid-level medical practices of all specialties. We service clients nationwide but major focus is in the southeastern US.  The Company operates as an S-Corporation for corporate tax purposes.

2.  Accounting Policies and Basis of Presentation

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Financial Instruments

The carrying amounts of cash, receivables and current liabilities approximated fair value due to the short-term maturity of the instruments.  Debt obligations, when present, are carried at cost, which approximate fair value due to the prevailing market rate for similar instruments.

Fair Value Measurement

All financial and nonfinancial assets and liabilities were recognized or disclosed at fair value in the financial statements.  This value was evaluated on a recurring basis (at least annually).  Generally accepted accounting principles in the United States define fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on a measurement date. The accounting principles also established a fair value hierarchy which required an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Three levels of inputs were used to measure fair value.

•         Level 1: Quotes market prices in active markets for identical assets or liabilities.

•         Level 2: Observable market based inputs or unobservable inputs that were corroborated by market data.

•         Level 3: Unobservable inputs that were not corroborated by market data.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business from sales activities in each of the Company’s business segments.  The Company considers accounts more than 90 days old to be past due. The Company uses the allowance method for recognizing bad debts. When an account is deemed uncollectible, it is written off against the allowance. The Company generally does not require collateral for its accounts receivable. The Company considers all accounts receivable to be collectable and consequently has provided no allowance for doubtful accounts.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by applying the straight-line method to the estimated useful lives of the related assets. Useful lives range from 3 to 7 years for office equipment, furniture and fixtures. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. When property or equipment is retired or otherwise disposed of, the net book value of the asset is removed from the Company’s balance sheet and the net gain or loss is included in the determination of operating income. Property, plant and equipment acquired as part of a business acquisition is valued at fair value.

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets at least annually.  Impairment losses were recorded on long-lived assets used in operations when indicators of impairment were present and the undiscounted future cash flows estimated to be generated by those assets were less than the assets’ carrying amount.   If such assets were impaired, the impairment to be recognized was measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of were reported at the lower of the carrying value or fair value, less costs to sell.

Revenue Recognition

The Company contracts with various medical providers to process the invoices for services and bill the various government and private third party payers or the patient for the services.  The Company receives payment for these services on a percentage of collections rate basis on short-term contracts.  The providers are billed when payment for the medical charges are collected.

The Company also provides consulting services on billing and collecting processes to medical providers on fee for services basis.  These services are billed as services are providing according the contract.

Advertising Costs

The costs of advertising are expensed as incurred. Advertising expenses are included in the Company’s operating expenses.

Income Taxes

B.                  For the years ended December 31, 2010 and 2009, the Company had elected to be taxes as an S-Corporation.  As such, the taxable income is passed-through to the owners and taxed on their personal returns.  Therefore no provision or benefit for income taxes is provided in these statements.  The Company follows the guidance provided by FIN 48, Accounting for Uncertainty in Income Taxes, for reporting uncertain tax provisions.

Effect of Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on the financial statements.  Accounting pronouncements issued subsequent to the date of these financial statements were considered significant by management and evaluated for the potential effect on these financial statements.  Management does not believe any subsequent pronouncements will have a material effect on these financial statements as presented and does not anticipate the need for any future restatement of these financial statements because of the retro-active application of any accounting pronouncements issued subsequent to December 31, 2010 through the date these financial statements were issued.

3.  Notes Payable

The Company is party to vehicle loans.  At December 31, 2010 and 2009 long term debt consisted of the following:

	December 31,
	2011	2009
Commercial loan with a finance company, dated September 1, 2009, in the original amount of $38,800 and bearing interest at 8%. Principle and interest payments in the amount of $775.47 are payable for 60 months ending on August 31, 2014. This note is secured by a lien on a vehicle with a carrying value of $28,453 at December 31, 2010.	$29,530	$36,181

Commercial loan with a finance company, dated September 1, 2009, in the original amount of $42,700 and bearing interest at 8%. Principle and interest payments in the amount of $854.41 are payable for 60 months ending on August 31, 2014. This note is secured by a lien on a vehicle with a carrying value of $31,313 at December 31, 2010	32,480	39,813

	62,010	75,994
Less current portion	(15,427)	(13,985)
	$46,583	$62,009

Principal maturities of notes payables for the next five years and thereafter are as follows:

Period ended December 31,
2011	$ 15,427
2012	16,706
2013	18,094
2014	11,783
2015 and thereafter	-
$ 62,010

4.  Related Party Transactions

From time to time, certain employees were paid consulting fees for services outside their normal duties.  Total amounts paid to related parties for the years ended December 31, 2010 and 2009 were $25,200 and $21,000 respectively

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

5.  Commitments and Contingencies

From time to time the Company may be a party to litigation matters involving claims against the Company.  Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.

The Company leases office space in Charlotte, North Carolina under a lease ending March 31, 2011.  The Company also leases a vehicle under a lease ending August 31, 2011.  Rent expense for the office for the years ended December 31, 2010 and 2009 was $29,804 and $25,153, respectively.

The minimum future lease payments on the office and vehicle are as follows:

Year ended December 31,

2011	$21,500
2012	$2,860
2013	$-
2014	$-
2015 and thereafter	$-

6.  Subsequent Events

Subsequent to December 31, 2010, the shareholder entered into an agreement to sell 100% of the shares in the Company under an installment agreement.  The Company then entered in to a significant contract with a party related to the prospective buyers to process the billings for Trident Laboratories, Inc.

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the filing with the Securities and Exchange Commission (“SEC”) that would have a material impact on our financial statements.

Medical Billing Choices, Inc.

Financial Statements

June 30, 2011 and 2010

(unaudited)

            Report of Independent Registered Public Accounting Firm              2

Balance Sheets as of June 30, 2011 and 2010 (unaudited)                            3

Statements of Operations and Changes in Member’s Equity

For the six months ended June 30, 2011 and 2010 (unaudited)                    4

Statements of Cash Flows for the six months ended

June 30, 2011 and 2010          (unaudited)                                                     5

Notes to the Financial Statements (unaudited)                                              6 – 11

Peter Messineo Certified Public Accountant 1982 Otter Way Palm Harbor FL 34685 peter@pm-cpa.com T 727.421.6268 F 727.674.0511

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Medical Billing Choices, Inc..:

We have reviewed the accompanying balance sheet of Medical Billing Choices, Inc, as of June 30, 2011 and 2010 , and the related statements of income, stockholders’ equity and comprehensive income, and cash flows for the six-month periods ended June 30, 2011 and 2010 . These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Peter Messineo, CPA

Peter Messineo, CPA

Clearwater, Florida

November 10, 2011

Medical Billing Choice Inc.
Balance Sheets (unaudited)

	June 30, 2011	June 30, 2010

Assets
Current assets
Cash	$64,589	$0
Accounts receivable	43,796	51,230
Total current assets	108,385	51,231

Property & equipment, net of accumulated
depreciation of $89,337 and $80,335, respectively	54,859	63,861

Total Assets	$163,243	$115,092

Liabilities and Stockholders' Equity
Current liabilities
Accrued expenses	$51,360	$24,544
Notes payable	14,304	13,208
Total current liabilities	65,664	37,752

Notes payable, net of current portion	40,246	55,794
Notes payable to Shareholder	12,999	---
Total liabilities	118,909	93,546

Stockholders' Equity
Common Stock, $0.01 par value, 1,000 shares
authorized; 1,000 and 1,000 shares
issued and outstanding, respectively	10	10
Additional paid-in capital	33,596	35,596
Retained earnings (Accumulated deficit)	10,728	(14,060)
Total stockholders' equity	44,334	21,546

Total Liabilities and Stockholders' Equity	$163,243	$115,092

See the accompanying accountant's review report

Medical Billing Choice Inc.
Statements of Operation (unaudited)

	For the Six Months Ended
	June 30,
	2011	2010

Revenues	$154,090	$161,653

Operating expenses:
Compensation	89,884	86,106
Professional fees	15,500	10,762
General and administrative	7,391	77,113
Amortization and depreciation	9,003	9,030
Total operating expenses	121,778	183,010

Loss from operations before income taxes	32,312	(21,357)

Interest expenses	2,406	2,833

Net loss	$29,905	$(24,191)

See the accompanying accountant's review report

Medical Billing Choice Inc.
Consolidated Statement of Cash Flows (unaudited)

	For the Six Months Ended
	June 30,
	2011	2010

Cash Flows from Operating Activities:
Net (loss) income	$29,905	$(24,191)
Adjustment to reconcile net income to net
cash provided by operations:
Depreciation and amortization	9,003	9,030
Changes in assets and liabilities:
Accounts receivable	(842)	(366)
Accrued expenses	20,654	9,798
Net Cash (Used) Provided by Operating Activities	58,721	(5,728)

Cash Flows from Financing Activities:
Repayments of notes payable	(7,460)	(6,992)
Related party advances	12,999	11,987
Net Cash (Used) Provided by Operating Activities	5,539	4,995

Net increase/decrease in Cash	64,260	(734)

Cash at beginning of period	329	734

Cash at end of period	$64,589	$0

Supplemental cash flow information:
Interest paid	$2,406	$2,833
Taxes paid	$-	$-

See the accompanying accountant's review report

MEDICAL BILLING CHOICES, INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
Six Months Ended June 30, 2011 and 2010

7.       Description of Business

Medical Billing Choices, Inc. (“MBC” or the “Company”) was started in 1996 and organized as ARC Medical Billing Inc., (a North Carolina corporation) headquartered in Charlotte NC in 2002.  ARC Medical Billing Inc. was reorganized as Medical Billing Choices Inc., (a North Carolina corporation) dba ARC Medical Billing in May of 2009 and became a full service medical billing outsourcing firm. We specialize in complete accounts receivable outsourcing, from insurance billing to self-pay collections, for small to mid-level medical practices of all specialties. We service clients nationwide but major focus is in the southeastern US.  The Company operates as an S-Corporation for corporate tax purposes.

8.       Accounting Policies and Basis of Presentation

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States. In the opinion of management, the interim financial statements include all adjustments, consisting of normal recurring adjustments, necessary to present fairly the Company’s financial position as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the six month periods ended June 30, 2011 and 2010, and cumulative from inception. These results are not necessarily indicative of the results expected for the calendar year ending December 31, 2011

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Financial Instruments

The carrying amounts of cash, receivables and current liabilities approximated fair value due to the short-term maturity of the instruments.  Debt obligations, when present, are carried at cost, which approximate fair value due to the prevailing market rate for similar instruments.

Fair Value Measurement

All financial and nonfinancial assets and liabilities were recognized or disclosed at fair value in the financial statements.  This value was evaluated on a recurring basis (at least annually).  Generally accepted accounting principles in the United States define fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on a measurement date. The accounting principles also established a fair value hierarchy which required an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Three levels of inputs were used to measure fair value.

•         Level 1: Quotes market prices in active markets for identical assets or liabilities.

•         Level 2: Observable market based inputs or unobservable inputs that were corroborated by market data.

•         Level 3: Unobservable inputs that were not corroborated by market data.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business from sales activities in each of the Company’s business segments.  The Company considers accounts more than 90 days old to be past due. The Company uses the allowance method for recognizing bad debts. When an account is deemed uncollectible, it is written off against the allowance. The Company generally does not require collateral for its accounts receivable. The Company considers all accounts receivable to be collectable and consequently has provided no allowance for doubtful accounts.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by applying the straight-line method to the estimated useful lives of the related assets. Useful lives range from 3 to 7 years for office equipment, furniture and fixtures. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. When property or equipment is retired or otherwise disposed of, the net book value of the asset is removed from the Company’s balance sheet and the net gain or loss is included in the determination of operating income. Property, plant and equipment acquired as part of a business acquisition is valued at fair value.

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets at least annually.  Impairment losses were recorded on long-lived assets used in operations when indicators of impairment were present and the undiscounted future cash flows estimated to be generated by those assets were less than the assets’ carrying amount.   If such assets were impaired, the impairment to be recognized was measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of were reported at the lower of the carrying value or fair value, less costs to sell.

Revenue Recognition

The Company contracts with various medical providers to process the invoices for services and bill the various government and private third party payers or the patient for the services.  The Company receives payment for these services on a percentage of collections rate basis on short-term contracts.  The providers are billed when payment for the medical charges are collected.

The Company also provides consulting services on billing and collecting processes to medical providers on fee for services basis.  These services are billed as services are providing according the contract.

Advertising Costs

The costs of advertising are expensed as incurred. Advertising expenses are included in the Company’s operating expenses.

Income Taxes

C.                  For the years ended June 30, 2011 and 2010, the Company had elected to be taxes as an S-Corporation.  As such, the taxable income is passed-through to the owners and taxed on their personal returns.  Therefore no provision or benefit for income taxes is provided in these statements.  The Company follows the guidance provided by FIN 48, Accounting for Uncertainty in Income Taxes, for reporting uncertain tax provisions.

Effect of Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on the financial statements.  Accounting pronouncements issued subsequent to the date of these financial statements were considered significant by management and evaluated for the potential effect on these financial statements.  Management does not believe any subsequent pronouncements will have a material effect on these financial statements as presented and does not anticipate the need for any future restatement of these financial statements because of the retro-active application of any accounting pronouncements issued subsequent to June 30, 2011 through the date these financial statements were issued.

9.       Notes Payable

The Company is party to vehicle loans.  At June 30, 2011 and 2010 long term debt consisted of the following:

	June 30,
	2011	2010
Commercial loan with a finance company, dated September 1, 2009, in the original amount of $38,800 and bearing interest at 8%. Principle and interest payments in the amount of $775.47 are payable for 60 months ending on August 31, 2014. This note is secured by a lien on a vehicle with a carrying value of $28,453 at December 31, 2010.	$26,000	$32,855

Commercial loan with a finance company, dated September 1, 2009, in the original amount of $42,700 and bearing interest at 8%. Principle and interest payments in the amount of $854.41 are payable for 60 months ending on August 31, 2014. This note is secured by a lien on a vehicle with a carrying value of $31,313 at December 31, 2010	28,550	36,147

	54,505	69,002
Less current portion	(14,304)	(13,208)
	$40,201	$55,794

Principal maturities of notes payables for the next five years and thereafter are as follows:

Period ended June 30,
2011	$ 14,304
2012	16,706
2013	18,094
2014	5,401
2015 and thereafter	-
$ 54,505

10.    Related Party Transactions

From time to time, certain employees were paid consulting fees for services outside their normal duties.  Total amounts paid to related parties for the six months ended June 30, 2011 and 2010 were $14,000 and $9,200 respectively

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

11.    Commitments and Contingencies

From time to time the Company may be a party to litigation matters involving claims against the Company.  Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.

The Company leases office space in Charlotte, North Carolina under a lease ending March 31, 2011.  The Company also leases a vehicle under a lease ending August 31, 2011.  Rent expense for the office for the years ended June 30, 2011 and 2010 was $14,009 and $10,000, respectively.

The minimum future lease payments on the office and vehicle are as follows:

Years ended December 31,

2011	$13,995
2012	$-
2013	$-
2014	$-
2015 and thereafter	$-

12.    Subsequent Events

Subsequent to June 30, 2011, the shareholder entered into an agreement to sell 100% of the shares in the Company under an installment agreement.  The Company then entered in to a significant contract with a party related to the prospective buyers to process the billings for Trident Laboratories, Inc.

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the filing with the Securities and Exchange Commission (“SEC”) that would have a material impact on our financial statements.

Trident Laboratories, Inc.

Financial Statements

June 30, 2011

(Unaudited)

            Report of Independent Registered Public Accounting Firm                                      2

Balance Sheet as of June 30, 2011 and 2010 (unaudited)                                                      3

Statements of Operations and Changes in Stockholders’ Equity

For the six months ended June 30, 2011and 2010 (unaudited)                                             4

Statements of Cash Flows for the six months ended

June 30, 2011 and 2010 (unaudited)                                                                          5

Notes to the Financial Statements (unaudited)                                                                      6 – 11

Peter Messineo Certified Public Accountant 1982 Otter Way Palm Harbor FL 34685 peter@pm-cpa.com T 727.421.6268 F 727.674.0511

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Trident Laboratories, Inc..:

We have reviewed the accompanying balance sheet of Trident Laboratories, Inc.  as of June 30, 2011 and 2010, and the related statements of operation, stockholders’ equity and cash flows for the six-month  periods ended June 30, 2011 and 2010 . These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Peter Messineo, CPA

Peter Messineo, CPA

Clearwater, Florida

November 10, 2011

Trident Laboratories, Inc.
Balance Sheets (unaudited)

	June 30, 2011	June 30, 2010

Assets
Current assets
Cash	$11,592	$38
Accounts receivable	32,340	-
Loan Receivable	20,900	-
Total current assets	64,832	38

Property & equipment, net of accumulated
depreciation of $10,216 and $0, respectively	76,731	-

Total Assets	$141,563	$38

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$15,677	$-
Accrued expenses	2,526	-
Notes payable	18,647	-
Loans and notes payable, related parties	-	8,347
Total current liabilities	36,849	8,347

Notes payable, net of current portion	35,442
Total liabilities	72,292	8,347

Stockholders' Equity
Common Stock, no par value, 1,000 shares
authorized; 1,000 issued and outstanding	1,000	1,000
Subscriptions receivable	(1,000)	(1,000)
Accumulated deficit	69,271	(8,309)
Total stockholders' deficit	69,271	(8,309)

Total Liabilities and Stockholders' Equity	$141,563	$38

See the accompanying accountant's review report

Trident Laboratories, Inc.
Statements of Operation (unaudited)

	For the Six Months Ended
	June 30,
	2011	2010

Revenues	$419,733	$-

Operating expenses:
Compensation	273,939	-
Consulting	100	-
Professional fees	17,570	500
General and administrative	147,646	7,809
Public expense	-	-
Amortization and depreciation	10,216	-
Total operating expenses	449,471	8,309

Loss from operations before income taxes	(29,738)	(8,309)

Interest expenses	2,389	-
Provision for income taxes	-

Net loss	$(32,127)	$(8,309)

See the accompanying accountants review report

Trident Laboratories, Inc.
Consolidated Statement of Cash Flows (unaudited)

	For the Six Months Ended
	June 30,
	2011	2010

Cash Flows from Operating Activities:
Net (loss) income	$(32,127)	$(8,309)
Adjustment to reconcile Net Income to net
cash provided by operations:
Depreciation and amortization	10,216	-
Changes in assets and liabilities:
Accounts receivable	87,136
Deferred costs	(16,900)	-
Accounts payable	(9,201)
Accrued expenses	(7,703)
Customer deposits and deferred revenue	-
Net Cash (Used) Provided by Operating Activities	31,420	(8,309)

Cash Flows from Investing Activities:
Purchase of property and equipment	(10,285)	-
Net Cash (Used) by Operating Activities	(10,285)	-

Cash Flows from Financing Activities:
Repayments of notes payable	(9,611)
Related party advances	-	8,347
Net Cash (Used) Provided by Operating Activities	(9,611)	8,347

Net increase/decrease in Cash	11,523	38

Cash at beginning of period	69	-

Cash at end of period	$11,592	$38
	0
Supplemental cash flow information:
Interest paid	$2,389	$-
Taxes paid	$-	$-

See the accompanying accountant's review report

TRIDENT LABORATORIES, INC
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED JUNE 30, 2011 and 2010

13.    Description of Business

Trident Laboratories, Inc., (“Trident” or the “Company”) was organized under the laws of Florida in December 2009, with an effective date of January 1, 2010.  The Company started operations in May 2010 as a medical testing laboratory.  The Company performs testing on a contract basis for medical and business entities through-out Florida.  The Company operates as an S-Corporation for corporate tax purposes.

14.    Accounting Policies  and Basis of Presentation

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Financial Instruments

The carrying amounts of cash, receivables and current liabilities approximated fair value due to the short-term maturity of the instruments.  Debt obligations, when present, are carried at cost, which approximate fair value due to the prevailing market rate for similar instruments.

Fair Value Measurement

All financial and nonfinancial assets and liabilities were recognized or disclosed at fair value in the financial statements.  This value was evaluated on a recurring basis (at least annually).  Generally accepted accounting principles in the United States define fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on a measurement date. The accounting principles also established a fair value hierarchy which required an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  Three levels of inputs were used to measure fair value.

•         Level 1: Quotes market prices in active markets for identical assets or liabilities.

•         Level 2: Observable market based inputs or unobservable inputs that were corroborated by market data.

•         Level 3: Unobservable inputs that were not corroborated by market data.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business from sales activities in each of the Company’s market segments.  The Company considers accounts more than 90 days old to be past due. The Company uses the allowance method for recognizing bad debts. When an account is deemed uncollectible, it is written off against the allowance. The Company generally does not require collateral for its accounts receivable. The Company considers all accounts receivable to be collectable and consequently has provided no allowance for doubtful accounts.

A portion of the receivables are with governmental payers and subject to periodic review and adjustment.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by applying the straight-line method to the estimated useful lives of the related assets. Useful lives range from 3 to 7 years for office equipment medical equipment, furniture and fixtures. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. When property or equipment is retired or otherwise disposed of, the net book value of the asset is removed from the Company’s balance sheet and the net gain or loss is included in the determination of operating income. Property, plant and equipment acquired as part of a business acquisition is valued at fair value.

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets at least annually.  Impairment losses were recorded on long-lived assets used in operations when indicators of impairment were present and the undiscounted future cash flows estimated to be generated by those assets were less than the assets’ carrying amount.   If such assets were impaired, the impairment to be recognized was measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of were reported at the lower of the carrying value or fair value, less costs to sell.

Revenue Recognition

The Company performs medical testing of samples supplied by medical and corporate customers.  Services are billed when the results are presented.  The company uses an outside billing agency to process the invoices.  The services are billed at the estimated reimbursement rates published by the various payers.  A portion of the services are with billed governmental payers and subject to periodic review and retroactive adjustment.

Retroactive adjustment due to a Medicare or Medicaid review are considered to be a change in the estimate and recorded in the period that the adjustment is communicated to the Company.  Adjustments are normal and recurring, and generally communicated within reasonable time or within the billing period.  Adjustments are considered immaterial.

Advertising Costs

The costs of advertising are expensed as incurred. Advertising expenses are included in the Company’s operating expenses. Advertising costs for the six months ended June 30, 2011and 2010 was $4,211 and $0, respectively.

Income Taxes

D.                  For the year ended December 31, 2010 the Company had elected to be taxes as an S-Corporation.  As such, the taxable income is passed-through to the owners and taxed on their return.  Therefore no provision or benefit for income taxes is provided in these statements.  The Company follows the guidance provided by FIN 48, Accounting for Uncertainty in Income Taxes, for reporting uncertain tax provisions.

Effect of Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on the financial statements.  Accounting pronouncements issued subsequent to the date of these financial statements were considered significant by management and evaluated for the potential effect on these financial statements.  Management does not believe any subsequent pronouncements will have a material effect on these financial statements as presented and does not anticipate the need for any future restatement of these financial statements because of the retro-active application of any accounting pronouncements issued subsequent to June 30, 2011 through the date these financial statements were issued.

15.    Notes Payable

The Company is party a vehicle loan.  At June 30, 2011 notes payable consisted of the following:

December 31,
2011
Commercial loan with a finance company, dated December 10, 2010, in the original amount of $63,700 and bearing interest at 8%. Principle and interest payments in the amount of $2,000 are payable for 36 months ending on December 10, 2013. This note is secured by a lien on a vehicle with a carrying value of $63,700 at June 30, 2011	54,089

54,089
Less current portion	(18,647)
$35,442

Principal maturities of notes payables for the next five years and thereafter are as follows:

Period ended December 31,
2012	$ 18647
2013	21,167
2014	14,275
2015	-
2016	-
Thereafter	-
$ 54,089

16.    Related Party Transactions

The Company issued stock to organizing stockholders on a subscription receivable.  The subscription receivable is reported in the equity section as a contra-account to the common stock.  The subscription receivable for the stockholders at June 30, 2011and 2010 was $1,000.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

17.    Commitments and Contingencies

From time to time the Company may be a party to litigation matters involving claims against the Company.  Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.

A portion of the services are to billed governmental payers at published rates and subject to periodic review and retroactive adjustment.  Retroactive adjustment due to a Medicare or Medicaid review are considered to be a change in the estimate and recorded in the period that the adjustment is communicated to the Company.

The Company leases office space in Hollywood, Florida under an annually renewable lease ending each February 2011.  The Company was also leasing medical office equipment under a short-term lease.   Rent expense for the office for six months ended June 30, 2011and 2010 was $15,026 and $5,247, respectively.  Leasing costs for the equipment for the six months ended June 30, 2011 was $3,318 and $331.70, respectively.

The minimum future lease payments on the office and equipment are as follows:

Year December 31,

2011	$5,673
2012	$-
2013	$-
2014	$-
2015	$-

18.    Subsequent Events

Subsequent to June 30, 2011, the stockholder elected to sell 81% of the stock to an unrelated corporation on an installment plan.  As of August 22, 2011 the stockholders have assigned 49% of the outstanding stock and hold those shares in escrow pending full payment of the installment note.  Upon payment of the note the 49% and the additional 32% of the stock will be transferred to the purchasers.

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the filing with the Securities and Exchange Commission (“SEC”) that would have a material impact on our financial statements.